Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz

                                                            Document Number
                                                            20070797525-74
                                                            Filing Date and Time
                                                            11/26/2007 2:13 PM
                                                            Entity Number
                                                            E0804752007-2

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:           AZURE INTERNATIONAL, INC.

2. Resident Agent Name &
   Street Address:                Eastbiz.com, Inc.
                                  5348 Vegas Drive
                                  Las Vegas, Nevada 89108

3. Shares:                        Number of Shares with par value: 75,000,000
                                  Par value: $0.001
                                  Number of Shares with par value:

4. Name & Address of Board
   Of Directors/Trustees:         1. ANDREY DESHIN
                                     20 PERESVETA ST, APT 26
                                     BRYANSK, RUSSIA 241019

5. Purpose:


6. Name, Address & Signature
   Of Incorporator:               SHEILAH KING              /s/ Sheilah King
                                  5348 Vegas Drive
                                  Las Vegas, Nevada 89108

7. Certificate of Acceptance      I hereby accept appointment as Resident Agent
   Of Appointment of Resident     for the above named corporation.
   Agent:
                                  /s/ Sheilah King                    11/26/07
                                  Authorized Signature of R.A.          Date